Exhibit 10.01

                          SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of August 31, 2004 (this "Agreement"), is entered into by and between CONSPIRACY ENTERTAINMENT HOLDINGS, INC., a Utah corporation with headquarters located at 612 Santa Monica Boulevard, Santa Monica, CA 90401 (the "Company"), and each individual or entity named on a signature page hereto (as used herein, each such signatory is referred to as the "Lender") (each agreement with a Lender being deemed a separate and independent agreement between the Company and such Lender, except that each Lender acknowledges and consents to the rights granted to each other Lender [each, an "Other Lender"] under such agreement and the Transaction Agreements, as defined below, referred to therein).

                              W I T N E S S E T H:

     WHEREAS, the Company and the Lender are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

     WHEREAS, the Lender wishes to lend to the Company, subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, the Lender's Purchase Price amount set forth on the Lender's signature page hereto, the repayment of which will be represented by 5% Secured
Convertible Debentures Series 04-01 of the Company (the "Convertible Debentures"), which Convertible Debentures will be convertible into shares of Common Stock, $.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

     a. Purchase of the Securities.

     (i) Subject to the terms and conditions of this Agreement and the other Transaction Agreements, the undersigned hereby agrees to loan to the Company the principal amount set forth on the Lender's signature page of this Agreement (the "Purchase Price"), out of the aggregate amount being loaned by all Lenders of US$1,050,000 (the "Total Purchase Price"). The obligation to repay the loan from the Lender shall be evidenced by the Company's issuance of one or more Convertible Debentures to the Lender in such principal amount (the Convertible Debentures

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issued to the Lender, the "Debentures"). Each Debenture (i) shall provide for a conversion price (the "Conversion Price"), which shall initially be the Fixed Conversion Price (as defined below), which price may be adjusted from time to as provided in the Debenture, (ii) shall have the terms and conditions of, and be substantially in the form attached hereto as, Annex I, and (iii) shall be secured pursuant to the terms of the Security Interest Agreement substantially in the form annexed hereto as Annex VIII (the "Security Interest Agreement").1













-------------------
1    By signing this Agreement, the Lender, subject to acceptance by the Agent named in the Security Interest Agreement, agrees to all of the terms and conditions of, and becomes a party to, the Security Interest Agreement, all of the provisions of which are incorporated herein by this reference as if set forth in full.
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     (ii) The loan to be made by the Lender and the  issuance of the  Debentures and the Warrants (collectively, the "Purchased Securities") to the Lender are sometimes referred to herein and in the other Transaction Agreements as the purchase and sale of the Debentures and the Warrants.

     b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

     "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

     "Certificates" means (i) the Debentures and (ii) the Warrants, each duly executed by the Company and issued on the Closing Date in the name of the Lender.

     "Closing Date" means the date of the closing of the purchase and sale of the Purchased Securities.

     "Closing Price" shall mean the 4:00 P.M. closing bid price of the Common Stock (in U.S. Dollars) on the Principal Trading Market on the relevant Trading Day(s), as reported by the Reporting Service.

     "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

     "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Debentures (including, if relevant, accrued interest on the Debentures so converted).

     "Effective Date" means the date the Registration Statement covering the Registrable Securities is declared effective by the SEC.

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     "Escrow  Agent"  means the  escrow  agent  identified  in the Joint  Escrow
Instructions attached hereto as Annex II (the "Joint Escrow Instructions").

     "Escrow Funds" means the Purchase Price delivered to the Escrow Agent as contemplated by Sections 1(c) and (d) hereof.

     "Escrow Property" means the Escrow Funds and the Certificates delivered to the Escrow Agent as contemplated by Section 1(c) hereof.

     "Exercise Price" means the per share exercise price of the relevant Warrant, as in effect at the relevant time.

     "Fixed Conversion Price" means $0.05 (as that amount may be adjusted as provided in the Debenture).

     "Holder" means the Person holding the relevant Securities at the relevant time.

     "Issue Date Conversion Shares" means the number of shares of Common Stock equal to (x) the Purchase Price paid by the Lender, divided by (y) the Fixed Conversion Price.

     "Last Audited Date" means December 31, 2003.

     "Lender Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Lender pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

     "Lender's Allocable Share" means, as of the relevant date, the fraction, of which the numerator is the Lender's Purchase Price actually paid by or on behalf of the Lender and the denominator is the Total Purchase Price.

     "Majority in Interest of the Holders" means one or more Holders whose respective outstanding principal amounts of the Debentures held by each of them on the relevant date, aggregate more than seventy-five percent (75%) of the total of the Lender's and the Other Lenders' aggregate outstanding principal amounts of the Debentures held by the Lender and the Other Lenders them on that date.

     "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Lender in the Transaction Agreements.

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     "New  Common  Stock"  means  shares  of  Common  Stock  and/or   securities
convertible into, and/or other rights exercisable for, the issuance of Common Stock, which are offered or sold in a New Transaction.

     "New Investor" means the third party investor, purchaser or lender (howsoever denominated) in a New Transaction.

     "New Transaction" means the sale of New Common Stock by or on behalf of the Company to a New Investor in a transaction offered or consummated after the date hereof; provided, however, that it is specifically understood that the term "New Transaction" (1) includes, but is not limited to, a transaction for the sale of Common Stock or of a security convertible into Common Stock or an equity or credit line transaction, but (2) does not include (a) the sale of the Purchased Securities to the Lender and the Other Lenders, (b) the issuance of Common Stock upon the exercise or conversion of options, warrants or convertible securities outstanding on the date hereof, or in respect of any other financing agreements outstanding on the date hereof and identified on Annex V attached hereto (provided the same is not amended after the date hereof), or (c) the issuance of Common Stock upon the exercise of any options or warrants referred to in the preceding clauses of this paragraph (provided the same is not amended after the date hereof).

     "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

     "Principal Trading Market" means the Over the Counter Bulletin Board or such other market on which the Common Stock is principally traded at the relevant time, but shall not include the "pink sheets."

     "Registrable Securities" shall have the meaning ascribed to it in the Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement in the form annexed hereto as Annex IV as executed by the Lender and the Company simultaneously with the execution of this Agreement.

     "Registration Statement" means an effective registration statement covering the Registrable Securities.

     "Reporting Service" means Bloomberg LP or if that service is not then reporting the relevant information regarding the Common Stock, a comparable reporting service of national reputation selected by a Majority in Interest of the Holders and reasonably acceptable to the Company.

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     "Securities"  means the De8/27/04  bentures,  the  Conversion  Shares,  the
Warrants, and the Warrant Shares.

     "Shares" means the shares of Common Stock representing any or all of the Conversion, the Warrant Shares, the Additional Shares (as defined below) or the Payment Shares (as defined in the Registration Rights Agreement).

     "State of Incorporation" means Utah.

     "Trading Day" means any day during which the Principal Trading Market shall be open for business.

     "Transaction Agreements" means this Securities Purchase Agreement, the Debentures, the Registration Rights Agreement, the Joint Escrow Instructions, the Security Interest Agreement, and the Warrants, and includes all ancillary documents referred to in those agreements and documents.

     "Transfer Agent" means, at any time, the transfer agent for the Company's Common Stock.

     "Warrants" means the Class A Warrants and the Class B Warrants (as defined below).

     c. Form of Payment; Delivery of Certificates.

     (i) The Lender shall pay the Purchase Price by delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the date prior to the Closing Date.

     (ii) No later than the Closing Date, but in any event promptly following payment by the Lender to the Escrow Agent of the Purchase Price, the Company shall deliver the Certificates to the Escrow Agent.

     (iii) By signing this Agreement, each of the Lender and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     d. Method of Payment. Payment into escrow of the Purchase Price shall be made by wire transfer of funds to:


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                       Bank of New York
                       350 Fifth Avenue
                       New York, New York 10001

                       ABA# 021000018
                       For credit to the account of Krieger & Prager LLP
                       Account No.:    [To be provided by Escrow Agent]
                       Re: Conspiracy Entertainment Transaction/[Name of Lender]

     2.  LENDER  REPRESENTATIONS,   WARRANTIES,  ETC.;  ACCESS  TO  INFORMATION;
INDEPENDENT INVESTIGATION.

     The Lender represents and warrants to, and covenants and agrees with, the Company as follows:

     Without limiting Lender's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Lender is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

     The Lender is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and
(iv) able to afford the entire loss of its investment in the Securities.

     All subsequent offers and sales of the Securities by the Lender shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration.

     The Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

     The Lender and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Securities and the Warrants which have been requested by the Lender, including those set forth on in any annex attached hereto. The Lender and its advisors, if

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any, have been afforded the  opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Lender has also had the opportunity to obtain and to review the Company's filings on EDGAR listed on Annex VII hereto (the documents listed on such Annex VII, to the extent available on EDGAR or otherwise provided to the Lender as indicated on said Annex VII, collectively, the "Company's SEC Documents").

     The Lender understands that its investment in the Securities involves a high degree of risk.

     The Lender hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any of its officers, directors and employees or any of their respective attorneys or agents, except as specifically set forth herein.

     The Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     This Agreement and the other Transaction Agreements to which the Lender is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Lender and are valid and binding agreements of the Lender enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Lender on the date hereof and as of the Closing Date that, except as otherwise provided in the Annex VI or in the Company's SEC Documents:

     a. Rights of Others Affecting the Transactions. There are no preemptive rights of any shareholder of the Company, as such, to acquire the Purchased Securities or the Shares. No party other has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

     b. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Common Stock is quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the

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Common Stock for such quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation.

     c. Authorized Shares.

 (i) The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, $.001 par value ("Common Stock"), of which approximately 36,802,532 are outstanding as of the date hereof.

 (ii) Except as provided in Annex VI, as of the date hereof and as of the Closing Date, (1) there are no outstanding securities which are convertible into shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future and (2) the Company has not issued any warrants or other rights to acquire shares of the Common Stock other than those referred to in the Company's SEC Documents. If any such securities are listed on Annex VI, the number or amount of each such outstanding convertible security and the conversion terms thereof or of each such warrant or other right and the terms of its exercise are set forth in said Annex VI.

 (iii) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date.

 (iv) As of the Closing Date, the Shares shall have been duly authorized by all necessary corporate action on the part of the Company, and, when issued on the Closing Date or upon conversion of the Debentures or exercise of the Warrants or pursuant to other relevant provisions of the Transaction Agreements, in each case in accordance with their respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the Holder thereof to personal liability by reason of being such Holder.

     d. Transaction Agreements and Stock. This Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Debentures, the Warrants and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     e. Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the

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Debentures,  the Warrants and the other  Transaction  Agreements do not and will not  conflict  with or result in a breach by the  Company of any of the terms or
provisions   of,  or  constitute  a  default  under  (i)  the   certificate   of
incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.



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     f.  Approvals.  No  authorization,   approval  or  consent  of  any  court,
governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Lender as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     g. Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Since July 1, 2003, the Company has timely filed all requisite forms, reports and exhibits thereto required to be filed by the Company with the SEC.

     h. Absence of Certain Changes. Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since the Last Audited Date, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party or claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

     i. Full Disclosure. To the best of the Company's knowledge, there is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Lender that would reasonably be expected to have or result in a Material Adverse Effect.

     j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect.

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There are no outstanding  or  unsatisfied  judgments,  orders,  decrees,  writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

     k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company or its subsidiary is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

     l. Absence of Certain Company Control Person Actions or Events. To the Company's knowledge, none of the following has occurred during the past five (5) years with respect to a Company Control Person:

     (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

          (i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) engaging in any type of business practice; or

          (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

                                                                         8/27/04

     (4) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

     (5) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

     m. No Undisclosed Liabilities or Events. To the best of the Company's knowledge, the Company has no liabilities or obligations other than those disclosed in the Transaction Agreements or the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

     n. No Integrated Offering. Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, at any time since December 1, 2003, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

o. Dilution. The number of shares issuable upon conversion of the Debentures, or upon exercise of the Warrants or pursuant to the other terms of the Transaction Agreements may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of the Company. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have such a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Debentures, the Warrant Shares upon exercise of the Warrants, the Additional Shares as provided herein or the Payment Shares as provided in the Registration Rights Agreement is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company, and the Company will honor such obligations, including honoring every Notice of Conversion (as contemplated by the Debentures), every Notice of Exercise (as contemplated by the Warrants), every demand for Additional Shares

                                                                         8/27/04

(as contemplated by this Agreement), every demand for Payment Shares (as contemplated by the Registration Rights Agreement), unless the Company is subject to an injunction (which injunction was not sought by the Company) prohibiting the Company from doing so.

     p. Fees to Brokers, Finders and Others. The Company has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by Lender relating to this Agreement or the transactions contemplated hereby. Lender shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Lender, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

     q. Disclosure. All information relating to or concerning the Company set forth in this Agreement, in the Company's public filings with the SEC, or provided to the Lender in connection with the transactions contemplated hereby is true and correct in all material respects and have not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which under applicable law, rule or regulation, requires public disclosure or announcement by the Company.

     r. Confirmation. The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Lender. The Company agrees that, if any events occur or circumstances exist prior to the Closing Date which would make any of the Company's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Lender and the Escrow Agent in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.


                                                                         8/27/04

                                                                         8/27/04

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     a. Transfer Restrictions. The Lender acknowledges that (1) the Purchased Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement or otherwise included in an effective registration statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Lender shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     b. Restrictive Legend. The Lender acknowledges and agrees that, until such time as the relevant Shares have been registered under the 1933 Act, as contemplated by the Registration Rights Agreement, and sold in accordance with an effective Registration Statement or otherwise in accordance with another effective registration statement or until such Shares can otherwise be sold without restriction, whichever is earlier, the Certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     c. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Lender under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Lender promptly after such filing.

     d. Reporting Status. So long as the Lender owns any of the Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934

                                                                         8/27/04

Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock (including, without limitation, all Registrable Securities) on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets, and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it at least through the date which is sixty (60) days after the later of the date on which (x) all of the Debentures have been converted or have been paid in full or (y) all of the Warrants have been exercised or have expired.

                                                                         8/27/04

     e. Use of Proceeds. The Company will use the proceeds received hereunder for the purposes specified in Annex IX.

     f. Warrants.

     (i) The Company agrees to issue to the Lender on the Closing Date two (2) separate transferable warrants (each, a "Warrant" and, collectively, the "Warrants"), designated as Class 2004-A Warrants ("Class A Warrants") and Class 2004-B Warrants ("Class B Warrants"), respectively.

     (ii) Each Class A Warrant shall be for the purchase the a number of shares of Common Stock equal to the number of Issue Date Conversion Shares. Each Class A Warrant shall have a per share exercise price (the "Class A Exercise Price") equal to $0.20, subject to adjustment as provided in the Class A Warrant. Each Class A Warrant will be exercisable commencing on the Commencement Date specified in the Class A Warrant and expire on the date which is on the last day of the calendar month in which the fifth annual anniversary of the Closing Date occurs.

     (iii) Each Class B Warrant shall be for the purchase the a number of shares of Common Stock equal to the number of Issue Date Conversion Shares. Each Class B Warrant shall have a per share exercise price (the "Class B Exercise Price") equal to the Fixed Conversion Price, subject to adjustment as provided in the Class B Warrant. Each Class B Warrant will be exercisable commencing on the Commencement Date specified in the Class B Warrant and expire on the date which is the Class B Expiration Date (as defined below). The term "Class B Expiration Date" means the date which is nine (9) months after the Effective Date, but not counting for such purposes the days, if any, during which sale of Registrable Securities was suspended after the Effective Date.2

     (iv) Each of the Warrants shall be in the form annexed hereto as Annex IV.

     (v) All Warrant Shares shall be subject to the provisions of the Registration Rights Agreement.

     g. Certain Agreements.

     (i) (A) The Company covenants and agrees that, subject to the other provisions of this Section 4(g), during the period (the "New Transaction Period") from the Closing Date and continuing through and including the conversion or payment in full of the Debenture, it will not, without the prior written consent of a Majority in Interest of the Holders in each instance, which consent is in the sole discretion of the Holders and may withheld for any reason or for no reason whatsoever, enter into a New Transaction where either (X) the
-------------------
2    By way of  illustration:  If the  Effective  Date is November  30,  2004,
the initial Class B Expiration Date would be August 31, 2005. If, however, the sale of Registrable Securities was suspended in the interim for ten (10) days, the applicable Class B Expiration Date will be September 10, 2005. If on September 5, 2005, the sale of Registrable Securities was suspended again for five (5) days, the Class B Expiration Date will be September 15, 2005.

New Transaction Price (as defined below) is or could be below the Threshold Price or (Y) the New Transaction Exercise Price of any New Transaction Warrants (as defined below) is or could be lower than the Threshold Price. A New Transaction meeting the conditions of either or both of clauses (X) and (Y) of the immediately preceding sentence is referred to as a "Lower Price Transaction."

     (B) The Company agrees that, in the event there is a Lower Price Transaction during the New Transaction Period, then

     (1) the then applicable Conversion Price for any Unconverted Debenture (as defined in the Debenture") shall be adjusted to an amount (the "Adjusted Conversion Price") equal to the New Transaction Price; but in no event shall the Adjusted Conversion Price be higher than the Conversion Price in effect immediately before the relevant New Transaction;

     (2) if the Holder had previously converted any portion of the Debenture, the Company will issue to the Holder additional shares of Common Stock ("Additional Conversion Shares") equal to the excess, if any, of (x) (I) the principal of such previously converted Debenture plus interest thereon (unless such interest was paid in cash) divided by (II) the Adjusted Per Share Purchase Price, over (y) the sum of the number of Conversion Shares (including for such purposes shares of Common Stock issued in payment of interest on such Debentures) previously issued and the number, if any, of Additional Conversion Shares previously issued;

     (3) if the exercise price of the warrants, option or similar instrument (howsoever denominated; collectively, "New Transaction Warrants") included in such New Transaction (the "New Transaction Exercise Price") is lower than the then effective Exercise Price on the Class A Warrants or if there is a Lower Price Transaction which results in an Adjusted Conversion Price, then (i) the Exercise Price of the Class A Warrants shall be adjusted to equal the lowest of (x) the New Transaction Exercise Price, or (y) four hundred percent (400%) of the Adjusted Conversion Price; and (ii) the Exercise Price of the Class B Warrants shall be adjusted to twenty-five percent (25%) of the adjusted Exercise Price of the Class A Warrants; but in no event shall the Exercise Price of any Warrant be adjusted to an Exercise Price higher than the Exercise Price for such Warrant in effect immediately before the relevant New Transaction; and

     (4) if the Holder had previously exercised any portion of either or both of the Class A Warrants or the Class B Warrants, the Company will issue to the Holder additional shares of Common Stock ("Additional Warrant Shares") equal to the excess, if any, of (x) (I) the number of shares of the Exercise Price paid by the Holder in connection with such previous exercise divided by (II) the adjusted exercise price determined as provided in the immediately preceding clause (3) for the relevant class of Warrant, over
     (y) the sum of the number of Warrant Shares previously issued with respect to that class of Warrants and the number, if any, of Additional Warrant Shares previously issued with respect to that class of Warrants.

     (C) The Company agrees that, with respect to any New Transaction during the New Transaction Period, whether or not such transaction is a Lower Price Transaction,

     (1) if the provisions of the preferred stock, debenture or similar instrument (howsoever denominated), if any, of the New Transaction are more beneficial to the holder of such instrument than the corresponding terms of the Debenture,3 or if the terms which are beneficial to the Company in the Debentures (as provided in the Debenture or in any of the other Transaction Agreements) are not included in the corresponding instrument in the New Transaction (howsoever denominated), then, unless waived by the Holder, the terms applicable to the Debentures shall be modified to reflect similar terms (based on the original issue date of the Debenture); and

     (2) if the provisions of the New Transaction Warrant, are more beneficial to the holder of such instrument than the corresponding terms of the Class A Warrant,4 or if the terms which are beneficial to the Company in the Debentures or the Class A Warrant are not included in the corresponding instrument in the New Transaction, then, unless waived by the Holder, the Class A and the Class B Warrant terms shall be modified to reflect similar terms (based on the original issue date of the Warrants), except that, if such modification effects a later expiration date of the Class A Warrant, the Class B Expiration Date shall be extended by a period equal to fifteen percent (15%) of the period by which the Class A Warrant expiration date was extended;

     (3) the number of Class A Warrants issued shall be adjusted to equal the number of shares equal to (x) the higher of (I) one hundred percent (100%) or (II) the Alternative Warrant Percentage (as defined below), of (y) the Purchase Price divided by the lower of the Conversion Price in effect immediately before the New Transaction or, if applicable, the Adjusted Conversion Price (such adjusted number, the "Adjusted Class A Warrant Shares"); and

     (4) provided the Class B Expiration Date has not yet occurred before the consummation of the New Transaction, the number of Class B Warrants issued shall be adjusted to equal the same number of shares as the Adjusted Class A Warrant Shares, as determined in accordance with the immediately preceding subparagraph (3) hereof.

     (ii) For purposes of this Agreement, the following terms shall have meanings indicated:

-------------------

3 Without limiting the foregoing, by way of example: the dividend rate or the interest rate, as the case may be, of the instrument in the New Transaction is more than the interest rate of the Debentures as in effect at the time (after taking into account any prior adjustments thereto).
4 Without limiting the foregoing, by way of example: the expiration date of the instrument in the New Transaction is more than five years from its original issue date.

         (A) "New Transaction Price" means the lower of the Basic New Transaction Price or, if the New Transaction Warrant Price is lower than the Basic Threshold Price (as defined below), the New Transaction Warrant Price.

         (B) "Basic New Transaction Price" means, as may be applicable, on a per share basis, the lower of (1) the lowest fixed purchase price of any shares of the New Common Stock contemplated in the New Transaction or
         (2) the lowest conversion price or put or call price which would be applicable under the terms of the New Transaction; in each such case, whether such purchase or conversion price or put or call price is stated or could result from adjustments or revisions contemplated in the relevant agreements for the New Transaction and whenever such adjustment or revision would be applicable (and if no minimum purchase price, conversion price or put or call price, as the case may be, is set, it shall be assumed that such minimum purchase price or conversion price is $.01); and provided, further, that, if the securities issued in the New Transaction are issued at a discount, the New Transaction Price shall be adjusted to reflect such discount.5

         (C) "New Transaction Exercise Price" means the lowest exercise price per share applicable to a New Transaction Warrant, whether such exercise price is stated or could result from adjustments or revisions contemplated in the relevant agreements for the New Transaction and whenever such exercise price would be applicable (and, if no minimum exercise price is set, it shall be assumed that such minimum exercise price is $.01).

         (D) "Alternative Warrant Percentage" means (1) the number of shares which are eligible to be purchased under the New Transaction Warrants, divided by (2) the aggregate of the shares of New Common Stock issued or issuable in such transaction (excluding the shares issuable on exercise of the New Transaction Warrants).

         (E) "Threshold Price" means (i) for issuances other than New Transaction Warrants (except as contemplated by clause (A) above of this Section 4(g)(ii)), the lower of $0.05 per share or the Adjusted Conversion Price (subject in each case to adjustment in the same manner as the Conversion Price is adjusted pursuant to the Debentures, other than as a result of the application of this Section 4(g)) (the "Basic Threshold Price") and (ii) for New Transaction Warrants, the lower of $0.20 per share or then applicable Exercise Price of the Class A Warrants (subject in each case to adjustment in the same manner as the Exercise Price is adjusted pursuant to the Warrants, other than as a result of the application of this Section 4(g)).

         (F) "Additional Shares" means the Additional Conversion Shares and the Additional Warrant Shares, if any.

     (iii) Nothing in the foregoing provisions reflects either an obligation on the part of any Lender to participate in any New Transaction or a limitation on any Lender from participating in any New Transaction.

-------------------
5      By way of illustration,  if convertible  preferred shares having a stated
value of $1 million and a fixed conversion price of $0.05 were sold for a purchase price of $800,000, the effective New Transaction Price would be $0.04.

     (iv) Any of the foregoing provisions of this Section 4(g) or any other provision of this Agreement or any of the other Transaction Agreements to the contrary notwithstanding, the Company shall not engage in any offers, sales or other transactions of its securities which would adversely affect the exemption from registration available for the transactions contemplated by the Transaction Agreements.

     h. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, a number of shares (the "Minimum Available Shares") at least equal to (x) one hundred twenty-five percent (125%) of the number of shares of Common Stock issuable as may be required to satisfy the conversion rights of the Holders of principal on all outstanding Debentures plus (y) one hundred ten percent (110%) of the number of shares issuable upon exercise of all outstanding Warrants held by all Holders (in each case, whether such Debentures or Warrants were originally issued to the Holder, the Lender or to any other party). For the purposes of such calculations, the Company should assume that all Convertible Debentures for the Total Purchase Price were then issued and convertible and all related Warrants were then issued and exercisable, in each case without regard to any restrictions (including restrictions as to date or amount) which might limit any Holder's right to convert any of the Convertible Debentures or to exercise any of the Warrants held by any Holder.

     i. Publicity, Filings, Releases, Etc. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. In furtherance of the foregoing, the Company will provide to the Lender drafts of the applicable text of the first filing of a Current Report on Form 8-K or a Quarterly or Annual Report on Form 10-Q or 10-K intended to be made with the SEC which refers to the Transaction Agreements or the transactions contemplated thereby as soon as practicable (but at least two
(2) Trading Days before such filing will be made) will not include in such filing any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.
Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC as well as any descriptive text accompanying or part of such filing which is accurate and reasonably determined by the Company's counsel to be legally required. Notwithstanding, but subject to, the foregoing provisions of this
Section 4(i), the Company will, after the Closing Date, promptly issue a press release and file a Current Report on Form 8-K or, if appropriate, a quarterly or annual report on the appropriate form, referring to the transactions contemplated by the Transaction Agreements.

     j. Independent Nature of Lenders' Obligations and Rights. The obligations of each Lender under the Transaction Agreements are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any Other Lender under any one or more of the Transaction Agreements. The decision of each Lender or Other Lender to purchase Purchased Securities pursuant to the Transaction Agreements has been made by such Lender independently of any Other Lender. Nothing contained herein or in any Transaction Agreement, and no action taken by any Lender pursuant thereto, shall be deemed to constitute any two or more Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Agreements. Each Lender acknowledges that no Other Lender has acted as agent for such Lender in connection with making its investment hereunder and that no Lender will be acting as agent of such Other Lender in connection with monitoring its investment in the Purchased Securities or enforcing its rights under the Transaction Agreements. Each Lender shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any Other Lender to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Lenders has been provided with the same Transaction Agreements for the purpose of closing a transaction with multiple Lenders and not because it was required or requested to do so by any Lender.

     k. Equal Treatment of Lenders. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Agreements unless the same consideration is also offered to all of the parties to the Transaction Agreements.

     l. Independent Investment Decision. No Lender has agreed to act with any Other Lender for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Lender is acting independently with respect to its investment in the Securities. The decision of each Lender to purchase Purchased Securities pursuant to this Agreement has been made by such Lender independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or its subsidiaries which may have made or given by any Other Lender or by any agent or employee of any Other Lender, and no Lender or any of its agents or employees shall have any liability to any Other Lender (or any other person) relating to or arising from any such information, materials, statements or opinions.

     5. TRANSFER AGENT INSTRUCTIONS.

     The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give the Transfer Agent no instructions inconsistent with instructions to issue Common Stock from time to time upon conversion of the Debentures or exercise of the Warrants or in connection with the issuance of Additional Shares or Payment Shares, as may be applicable from time to time, in such amounts as specified from time to time by the Company to the Transfer Agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Lender or its nominee and in such denominations to be specified by the Holder in connection therewith. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Agreements. Nothing in this Section shall affect in any way the Lender's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Lender provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Lender of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares, Warrant Shares, Additional Shares or Payment Shares, as may be applicable, promptly instruct the Transfer Agent to issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Lender.

     Subject to the provisions of this Agreement, the Company will permit the Lender to exercise its right to convert the Debentures in the manner provide in the Debentures and to exercise the Warrants in the manner contemplated by the Warrants.

     (i) The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date (as defined in the Debenture) could result in economic loss to the Lender. As compensation to the Lender for such loss, the Company agrees to pay late payments to the Lender for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" refers to the number of Trading Days which is beyond two (2) Trading Days after the Delivery Date):6

                                             Late Payment For Each $10,000
                                             of Principal or Interest
No. Business Days Late                       Being Converted
-------------------------------------------------------------------------------

                     1                                 $100
                     2                                 $200
                     3                                 $300
                     4                                 $400
                     5                                 $500
                     6                                 $600
                     7                                 $700
                     8                                 $800
                     9                                 $900
                     10                                $1,000
                     >10                               $1,000 + $200 for  each
                                                       Business Day Late beyond
                                                       10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand as the Lender's exclusive remedy (other than the following provisions of this Section 5(c)) for such delay. Furthermore, in
-------------------
6 Example: Notice of Conversion is delivered on Monday, November 1, 2004. The Delivery Date would be Thursday, November 4 (the third Trading Day after such delivery). If the certificate is delivered by Monday, November 8 (2 Trading Days after the Delivery Date), no payment under this provision is due. If the certificates are delivered on November 9, that is 1 "Business Day Late" in the table below; if delivered on November 16, that is 6 "Business Days Late" in the table.

addition to any other remedies which may be available to the Lender, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock by close of business on the Delivery Date, the Lender will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Lender shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion; provided, however, that an amount equal to any payments contemplated by this Section 5(c) which have accrued through the date of such revocation notice shall remain due and owing to the Converting Holder notwithstanding such revocation.

     (ii) If, by the relevant Delivery Date, the Company fails for any reason to deliver the Shares to be issued upon conversion of a Debenture and after such Delivery Date, the Holder of the Debentures being converted (a "Converting
Holder") purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Converting Holder shall have the right, in addition to and not in lieu of all other amounts contemplated in other provisions of the Transaction Agreements, including, but not limited to, the provisions of the immediately preceding Section 5(c)(i)), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the number of Sold Shares multiplied by the excess, if any, of (x) the Converting Holder's total purchase price per share (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds per share (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Converting Holder in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

     In lieu of delivering physical certificates representing the Common Stock issuable upon conversion of the Debenture or exercise of a Warrant or at the request of the Holder with respect to any Shares previously issued, provided the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in this paragraph, so long as the certificates therefor do not bear a legend and the Holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause the Transfer Agent to electronically transmit to the Holder the Common Stock issuable upon conversion of the Debenture or exercise of the Warrant or in replacement of any Shares previously issued by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

     The Company shall assume any fees or charges of the Transfer Agent or Company counsel regarding (i) the removal of a legend or stop transfer instructions with respect to Registrable Securities, and (ii) the issuance of certificates or DTC registration to or in the name of the Holder or the Holder's designee or to a transferee as contemplated by an effective Registration Statement.

     The holder of any Debenture shall be entitled to exercise its conversion privilege with respect to the Debenture notwithstanding the commencement of any case under 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of such holder's conversion privilege. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of the conversion of the Debenture. The Company agrees, without cost or expense to such holder, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. ss.362.

     The Company will authorize the Transfer Agent to give information relating to the Company directly to the Lender or the Lender's representatives upon the request of the Lender or any such representative, to the extent such information relates to (i) the status of shares of Common Stock issued or claimed to be issued to the Lender in connection with a Notice of Conversion or a Notice of Exercise, or (ii) the aggregate number of outstanding shares of Common Stock of all shareholders (as a group, and not individually) as of a current or other specified date. At the request of the Lender, the Company will provide the Lender with a copy of the authorization so given to the Transfer Agent.

     6. CLOSING DATE.

     a. The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

     The closing of the purchase and issuance of the Purchased Securities shall occur on the Closing Date at the offices of the Escrow Agent and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Lender.

     Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

     7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Lender understands that the Company's obligation to sell the Purchased Securities to the Lender pursuant to this Agreement on the Closing Date is conditioned upon:

     The execution and delivery of this Agreement by the Lender on or before the Closing Date;

     Delivery by the Lender to the Escrow Agent by the Closing Date of good funds as payment in full of an amount equal to the Purchase Price in accordance with this Agreement;

     The accuracy on such Closing Date of the representations and warranties of the Lender contained in this Agreement, each as if made on such date, and the performance by the Lender on or before such date of all covenants and agreements of the Lender required to be performed on or before such date; and

     There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     8. CONDITIONS TO THE LENDER'S OBLIGATION TO PURCHASE

     The Company understands that the Lender's obligation to purchase the Purchased Securities on the Closing Date is conditioned upon:

     The execution and delivery of this Agreement and the other Transaction Agreements by the Company on or before the Closing Date;

     Delivery by the Company to the Escrow Agent of the Certificates in accordance with this Agreement;

     c. On such Closing Date, each of the Transaction Agreements executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder;

     The accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

     On such Closing Date, the Lender shall have received an opinion of counsel for the Company, dated such Closing Date, in form, scope and substance reasonably satisfactory to the Lender, substantially to the effect set forth in Annex III attached hereto;

     There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

     From and after the date hereof to and including the Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (iii) no minimum prices shall have been established for securities traded on the Principal Trading Market; and (iv) there shall not have been any material adverse change in any financial market.

     9. INDEMNIFICATION AND REIMBURSEMENT.

     a. (i) The Company agrees to indemnify and hold harmless the Lender and its officers, directors, employees, and agents, and each Lender Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which the Lender, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Lender Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Lender's failure to perform any covenant or agreement contained in this Agreement or the Lender's or its officer's, director's, employee's, agent's or Lender Control Person's gross negligence, recklessness or bad faith in performing its obligations under this Agreement.

     (ii) The Company hereby agrees that, if the Lender, other than by reason of its gross negligence, illegal or willful misconduct (in each case, as determined by a non-appealable judgment to such effect), (x) becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Lender is impleaded in any such action, proceeding or investigation by any Person, or (y) becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or (z) is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend and hold harmless the Lender from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Lender, directly or indirectly, and reimburse such Lender for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Lender who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Lender Control Persons (if any), as the case may be, of the Lender and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Lender, any such Affiliate and any such Person. The Company also agrees that neither the Lender nor any such Affiliate, partner, director, agent, employee or Lender Control Person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or the other Transaction Agreements, except as may be expressly and specifically provided in or contemplated by this Agreement.

     All claims for indemnification by any Indemnified Party (as defined below) under this Section shall be asserted and resolved as follows:

     (i) In the event any claim or demand in respect of which any Person claiming indemnification under any provision of this Section (an "Indemnified Party") might seek indemnity under paragraph (a) of this Section is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an Affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of this Section against any Person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an
Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Section and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim. The following provisions shall also apply.

          (x) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this paragraph (b) of this Section, then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to paragraph (a) of this Section). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this subparagraph (x), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this subparagraph (x), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third

          Party Claim at any time if it irrevocably waives its right to indemnity under paragraph (a) of this Section with respect to such Third Party Claim.

          (y) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to paragraph (b) of this Section, or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this subparagraph (y), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in subparagraph(z) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this subparagraph (y) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this subparagraph (y), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

          (z) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under paragraph (a) of this Section or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty

          (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     (ii) In the event any Indemnified Party should have a claim under paragraph
(a) of this Section against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under paragraph (a) of this Section specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

     10. JURY TRIAL WAIVER. The Company and the Lender hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

     11. GOVERNING LAW: MISCELLANEOUS.

     (i) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Lender for any reasonable legal fees and disbursements incurred by the Lender in enforcement of or protection of any of its rights under any of the Transaction Agreements. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (ii) The Company and the Lender acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Agreements were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the other Transaction Agreements and to enforce specifically the terms and provisions hereof and thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

     (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

     (b) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

     (c) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:       At the address set forth at the head of this Agreement.
               Attn: Chief Financial Officer
               Telephone No.: (310) 260-6150 x 105
               Telecopier No.: (310) 260-1450

               with a copy to:

               Sichenzia Ross Friedman Ference LLP
               1065 Avenue of the Americas, 21st Floor
               NewYork, NY 10018
               Attn: Marc Ross, Esq.
               Telephone No.: (212) 930-9700
               Telecopier No.: (212) 930-9725

LENDER:        At the address set forth on the signature page of this Agreement.

               with a copy to:

     Krieger & Prager LLP, Esqs.
               39 Broadway
               Suite 1440
               New York, NY 10006
               Attn: Samuel M. Krieger, Esq.
               Telephone No.: (212) 363-2900
               Telecopier No.  (212) 363-2999

     13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Lender's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Price, and shall inure to the benefit of the Lender and the Company and their respective successors and assigns.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]


     IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.


PURCHASE PRICE:                                      $350,000


                                     LENDER:
                                     -------
                                          STONESTREET LP

---------------------------------         -------------------------------------
Address                                   Printed Name of Lender
---------------------------------
                                            /s/ MICHAEL FINKELSTEIN
                                          By:
                                             ----------------------------------
Telecopier No.                            (Signature of Authorized Person)
              -------------------          President

                                          -------------------------------------
                                          Printed Name and Title
---------------------------------
Jurisdiction of Incorporation
or Organization


                                    COMPANY:
                                    --------

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

By:               /s/ SIRUS AHMADI
                  ----------------

Title:            President and Chief Executive Officer
                  -------------------------------------

                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]


     IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.


PURCHASE PRICE:                                      $100,000


                                     LENDER:
                                     -------

                                      WHALEHAVEN CAPITAL LP
--------------------------------      ----------------------------------------
Address                               Printed Name of Lender
--------------------------------
                                        /s/ EVAN SCHEMENAUER
                                      By:
                                         -------------------------------------
Telecopier No.                        (Signature of Authorized Person)
               -----------------      Director

                                      ----------------------------------------
                                      Printed Name and Title
--------------------------------
Jurisdiction of Incorporation
or Organization


                                    COMPANY:
                                    --------

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

By:               /s/ SIRUS AHMADI
                  ----------------

Title:            President and Chief Executive Officer
                  -------------------------------------

                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]


     IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.


PURCHASE PRICE:                                      $100,000


                                     LENDER:
                                     -------

                                      WHALEHAVEN FUND LIMITED
--------------------------------      ----------------------------------------
Address                               Printed Name of Lender
--------------------------------
                                         /s/ EVAN SCHEMENAUER
                                      By:
                                         -------------------------------------
Telecopier No.                        (Signature of Authorized Person)
               -----------------      Director

                                      ----------------------------------------
                                      Printed Name and Title
--------------------------------
Jurisdiction of Incorporation
or Organization


                                    COMPANY:
                                    --------

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

By:               /s/ SIRUS AHMADI
                  ----------------

Title:            President and Chief Executive Officer
                  -------------------------------------

                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]


     IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.


PURCHASE PRICE:                                      $500,000


                                     LENDER:
                                     -------

                                      ALPHA CAPITAL LP
--------------------------------      ----------------------------------------
Address                               Printed Name of Lender
--------------------------------
                                         /s/ KONRAD ACKERMAN
                                      By:
                                         -------------------------------------
Telecopier No.                        (Signature of Authorized Person)
               -----------------      Director

                                      ----------------------------------------
                                      Printed Name and Title
--------------------------------
Jurisdiction of Incorporation
or Organization


                                    COMPANY:
                                    --------

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.

By:               /s/ SIRUS AHMADI
                  ----------------

Title:            President and Chief Executive Officer
                  -------------------------------------

         ANNEX I           FORM OF DEBENTURE

         ANNEX II          JOINT ESCROW INSTRUCTIONS

         ANNEX III         OPINION OF COUNSEL

         ANNEX IV          REGISTRATION RIGHTS AGREEMENT

         ANNEX V           FORM OF WARRANT

         ANNEX VI          COMPANY DISCLOSURE MATERIAL

         ANNEX VII         COMPANY'S SEC DOCUMENTS AVAILABLE ON EDGAR

         ANNEX VIII        SECURITY INTEREST AGREEMENT

         ANNEX IX          SCHEDULE OF USE OF PROCEEDS